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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 22, 2003

                   AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
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             (Exact name of registrant as specified in its charter)

Delaware                              0-25634                    87-0365268
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(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation                    File Number)             Identification No.)

860 Boardman-Canfield Road, Boca Building, Suite 107, Boardman Ohio     44512
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (330) 965-9910

                                 Not applicable
                                 --------------
          (Former name of former address, if changed since last report)

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                                TABLE OF CONTENTS

         ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         SIGNATURES

         EXHIBIT INDEX

         EXHIBIT 2.8

         EXHIBIT 2.9

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ITEM 3. BANKRUPTCY OR RECIEVERSHIP

On July 22, 2003 (the "Confirmation Date"), the United States Bankruptcy Court for the Northern District of Ohio (the "Bankruptcy Court") entered an order (the "Confirmation Order") confirming the Joint Plan as amended pursuant to Chapter 11 of the United States Bankruptcy Code (the "Plan"). Copies of the Plan and Confirmation Order are attached hereto as Exhibits 2.8 and 2.9, respectively.

Pursuant to the terms of the Plan, the Registrant will distribute the net cash assets to its creditors on the Effective Date (as herein defined) and transfer all remaining assets to the AAPC Liquidation LLC (a Delaware LLC authorized by the Plan) which in turn will liquidate these remaining assets and distribute all proceeds to the LLC members which are comprised of creditors of the Registrant. In addition, under the plan, all shares of the Registrant's common stock, and all other equity securities of the Registrant, are to be cancelled. No distribution to the shareholders or other equity security holders of the Registrant is expected.

The Registrant has 13,821,616 shares of common stock issued and outstanding as of the date of this report. No shares of the Registrant have been reserved for future issuance in respect of claims and interests filed and allowed under the Plan.

It is anticipated that the effective date of the plan will occur on or about August 4, 2003 (the "Effective Date"). Shortly after the Effective Date, the Registrant will file a Form 15 with the Securities and Exchange Commission to de-register its common stock under the Securities Exchange Act of 1934, as amended.

Information as to the assets and liabilities of the Registrant as of the most recent practicable date prior to the Confirmation Date is contained in the Registrant's Monthly Operating Report for June 2003, which was filed with the Bankruptcy Court on July 23, 2003 and with the Securities and Exchange Commission of Form 8-K on July 28, 2003. Further inquiries regarding the Plan or the Confirmation Order should be directed to:

                                            AAPC Liquidation LLC
                                            ATTN: Jonathan K. Schoenike
                                            860 Boardman Canfield Rd.
                                            Boca Building, Suite 107
                                            Boardman, OH 44512
                                            (330) 965-9910
                                            (330) 965-9915 facsimile

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c). Exhibits

     2.8 Joint Plan as amended pursuant to Chapter 11 of the United States Bankruptcy Code

     2.9 Order Confirming Debtors' Joint Plan as amended pursuant to Chapter 11 of the United States Bankruptcy Code

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN ARCHITECTURAL PRODUCTS CORPORATION

Date: August 1, 2003                By /s/Joseph Dominijanni
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                                       Joseph Dominijanni
                                       President and Chief Executive Officer